SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                         --------------------

                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported)
                          September 24, 1997

                       ICG COMMUNICATIONS, INC.
-----------------------------------------------------------------------------

          (Exact name of registrant as specified in charter)

  Delaware                          1-11965                         84-1342022
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(State of Incorporation)           (Commission                  (IRS Employer
                                   File Number)             Identification No.)

 9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
 --------------------------------------------------------------------
               (Address of principal executive offices)

                      ICG HOLDINGS (CANADA), INC.
-----------------------------------------------------------------------------

          (Exact name of registrant as specified in charter)

  Canada                           1-11052                      Not Applicable
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(State of Incorporation)            (Commission                (IRS Employer
                                    File Number)            Identification No.)

  1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3
  -------------------------------------------------------------------
               (Address of principal executive offices)

                          ICG HOLDINGS, INC.
----------------------------------------------------------------------------

          (Exact name of registrant as specified in charter)

    Colorado                          33-96540                      84-1158866
-----------------------------------------------------------------------------
(State of Incorporation)            (Commission                 (IRS Employer
                                   File Number)             Identification No.)

       9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado
       ---------------------------------------------------------
                              80155-6742
               (Address of principal executive offices)

         Registrants' telephone numbers, including area codes
                   (800) 650-5960 or (303) 572-5960
                   --------------------------------

                                  N/A
                                  ---
    (Former name or former address, if changed since last report.)

ITEM 5.        OTHER EVENTS.
-------        -------------

     In a press release dated September 24, 1997, ICG Communications,

Inc., a Delaware corporation, announced that its new wholly-owned subsidiary, ICG Funding, LLC ("Funding"), a Delaware limited liability company, completed its previously announced private placement of $115 million of Exchangeable Limited Liability Company Preferred

Securities.

ITEM 7.        EXHIBITS.
-------        ---------

               (c)  Exhibits
                    --------

                    99.1  Press Release, dated September 24, 1997.

                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Dated:  September 29, 1997                    ICG COMMUNICATIONS, INC.

                                              By:/s/ James D. Grenfell
                                                 ---------------------------
                                                 James D. Grenfell
                                                 Executive Vice President
                                                 and Chief Financial Officer


                                              ICG HOLDINGS (CANADA), INC.


                                              By:/s/ James D. Grenfell
                                                 ---------------------------
                                                 James D. Grenfell
                                                 Executive Vice President
                                                   and Chief Financial Officer


                                                   ICG HOLDINGS, INC.


                                              By:/s/ James D. Grenfell
                                                 ----------------------------
                                                 James D. Grenfell
                                                 Executive Vice President
                                                   and Chief Financial Officer

				EXHIBIT INDEX
				--------------

       EXHIBIT 99.1 	Press Release